Exhibit 10.9C
Execution Version

AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT

This Amendment Number Three to Loan and Security Agreement (this “Amendment”) is entered into as of January 24, 2025 (the “Third Amendment Effective Date”), by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), EAST WEST BANK, administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), as lead arranger (in such capacity, together with its successors and assigns in such capacity, the “Lead Arranger”), and as book runner (in such capacity, together with its successors and assigns in such capacity, the “Book Runner”), and ADVANCED FLOWER CAPITAL INC., a Maryland corporation, formerly known as AFC Gamma, Inc. (“Borrower”), in light of the following:
A.    Agent, the Lenders, the Lead Arranger, the Book Runner and Borrower have previously entered into that certain Loan and Security Agreement, dated as of April 29, 2022 (as amended, restated or otherwise modified from time to time, the “Agreement”); and
B.    In accordance with Section 10.1 of the Agreement, Agent, the Lenders (which shall constitute the Supermajority Lenders), and Borrower have agreed to amend the Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Agent, the Lenders, and Borrower hereby agree as follows as of the Third Amendment Effective Date:
1.    DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

2.    AMENDMENTS.
(a)    The definition of Eligible Obligor Loan Receivable in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“‘Eligible Obligor Loan Receivable’ means those Obligor Loan Receivables as of the Closing Date set forth on Schedule E-1 and additional Obligor Loan Receivables that comply in all material respects with the representations and warranties made by Borrower to the Lender Group in the Loan Documents respecting the Eligible Obligor Loan Receivables and are otherwise acceptable to Agent in its sole discretion as of the date of their initial inclusion in the Borrowing Base by Borrower and are added to Schedule E-1 by delivery to Agent of an updated Schedule E-1 approved by Agent together with a certificate in the form of Exhibit E-1 signed by an officer of Borrower, and acknowledged and agreed to by Agent by the signature of one of its officers, certifying that the updated Schedule E-1 is true and correct in all material respects; provided that if any Triggering Event occurs with respect to any Eligible Obligor Loan Receivable, Agent may, in its sole discretion, deem such Obligor Loan Receivable to be ineligible and exclude such Obligor Loan Receivable from the calculation of the Borrowing Base hereunder.”
(b)    Schedule E-1 to the Agreement is hereby amended and replaced with the Schedule E- 1 attached to this Amendment.
(c)    The attached Exhibit E-1 is hereby added to the Agreement as an exhibit to the same.

3.    REPRESENTATIONS AND WARRANTIES.

(a)    Borrower hereby affirms to Agent and the Lenders that all its representations and warranties set forth in the Loan Documents, after giving effect to this Amendment, are true, complete and accurate in all material respects except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).
(b)    Borrower represents and warrants as of the date hereof (i) it has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party and (ii) the execution, delivery and performance by Borrower of this Amendment have been duly approved by all necessary corporate action and does not (A) violate any material provision of federal, state, or local law or regulation applicable to Borrower or its Subsidiaries or (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contract of Borrower or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.
(c)    Borrower represents and warrants as of the date hereof that this Amendment (i) has been duly executed and delivered by Borrower, (ii) is the legal, valid and binding obligation of Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect, except to the extent that (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights or general principles of equity or (B) the availability of the remedies of specific performance or injunctive relief are subject to the discretion of the court before which any proceeding therefor may be brought, and (iii) does not and will not violate any material provision of the Governing Documents of Borrower or its Subsidiaries.
4.    NO DEFAULTS. Borrower hereby affirms to Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.
5.    CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of a fully executed copy of this Amendment and the Reaffirmation of Third Party Pledge Agreement in form and substance satisfactory to Agent.
6.    ACKNOWLEDGEMENT. Borrower hereby acknowledges and reaffirms (a) all of its obligations and duties under the Loan Documents, and (b) that Agent, for the ratable benefit of the Lender Group, has and shall continue to have valid, perfected Liens in the Collateral.
7.    COSTS AND EXPENSES. Borrowers shall pay to Agent all of Lenders’ reasonable and documented out-of-pocket costs and expenses (including, without limitation, the reasonable and documented fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents as well as expenses related to the maintenance of the facility (such as periodic searches).
8.    LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.
9.    COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto and satisfaction of each of the other conditions precedent set forth in Section 5 hereof. This Amendment is a Loan Document and is subject to all the terms and conditions, and entitled to all the protections, applicable to Loan Documents generally. Delivery of an executed counterpart of this Amendment by telefacsimile or .pdf shall be equally effective as delivery of a manually executed counterpart.

10.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE. Section 14 of the Agreement is incorporated herein by reference mutatis mutandis.

[Signatures on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

EAST WEST BANK,
as Agent and a Lender

By:	[***]
Name: [***]
Title: [***]

Amendment Number Three
to Loan and Security Agreement

LENDER:	BANC OF CALIFORNIA

	By:	[***]
Name: [***]
Title: [***]

Amendment Number Three
to Loan and Security Agreement

BORROWER:	ADVANCED FLOWER CAPITAL INC.
a Maryland corporation

	By:	/s/ Daniel Neville
Name: Daniel Neville
Title: Chief Executive Officer
Amendment Number Three
to Loan and Security Agreement

Reaffirmation of Third Party Pledge Agreement

Each of the undersigned has previously executed a Third Party Pledge Agreement in favor of the Agent and Lenders referred to in the above Amendment respecting the obligations of Borrowers owing to Agent and Lenders. Without limiting the effectiveness of any affirmation, representation, warranty or acknowledgment set forth in the Amendment, each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: the Third Party Pledge Agreement remains in full force and effect; nothing in such Third Party Pledge Agreement obligates the Lenders or Agent to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Third Party Pledge Agreement; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

[Remainder of page intentionally left blank. Signatures follow on next page.]

AFCG TRS1, LLC,
a Delaware limited liability company

By:	/s/ Gabriel Katz
Name: Gabriel Katz
Title: Authorized Signatory

Reaffirmation of Third Party Pledge